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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)   September 1, 2005


                          POLO RALPH LAUREN CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


             001-13057                                   13-2622036
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      (Commission File Number)                 (IRS Employer Identification No.)



  650 MADISON AVENUE, NEW YORK, NEW YORK                   10022
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (212) 318-7000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.   REGULATION FD DISCLOSURE.

             On August 19, 2005, Wathne Imports, Ltd. ("Wathne"), Polo Ralph Lauren Corporation's (the "Company") domestic licensee for handbags and luggage, filed a complaint with the U.S. District Court for the Southern District of New York against the Company, certain of its subsidiaries and Ralph Lauren, the Company's Chairman and Chief Executive Officer. The complaint alleges federal trademark infringements, deceptive trade practices, breach of contract and the obligations of good faith and fair dealing, fraud and negligent misrepresentation relating to the license arrangement and seeks, among other things, injunctive relief, compensatory damages in excess of $250 million and punitive damages. The Company denies the allegations and intends to seek to have the complaint dismissed. In July 2005, the Company rejected Wathne's proposal that the Company repurchase Wathne's license for approximately $65 million.

             The information in this Form 8-K is being furnished under Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        POLO RALPH LAUREN CORPORATION


Date:  September 1, 2005                By: /s/ Jonathan D. Drucker
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                                            Name:   Jonathan D. Drucker
                                            Title:  Senior Vice President
                                                    and General Counsel